FORM OF INDEMNIFICATION AGREEMENT


     THIS INDEMNIFICATION AGREEMENT ("Agreement") is made this ____ day of March, 1999 between Health-Chem Corporation, a Delaware corporation having its principal office located in New York, New York ("Indemnitor"), and __________________________ ("Indemnitee").

                         RECITALS

Indemnitee is now serving, or is considering serving, Indemnitor as a director or officer, or both, and the parties hereto acknowledge that Indemnitee's service to Indemnitor may expose Indemnitee to claims, lawsuits and risk of liability.

The parties further recognize that the compensation or fees payable to Indemnitee for the performance of such services may not be commensurate with the potential risk involved and Indemnitor is now, or may in the future be, unable adequately to provide insurance at a reasonable cost to cover such risk.

Accordingly, as an inducement to Indemnitee to serve or to continue to serve Indemnitor, Indemnitor and Indemnitee desire to enter into this Agreement pursuant to which Indemnitor undertakes to indemnify Indemnitee against such risk to the fullest extent permitted to do so by Delaware law.

     NOW, THEREFORE, Indemnitor and Indemnitee hereby agree as follows:

1.   Indemnification

     1.1 Subject to Section 1.3 hereof, Indemnitor shall hold harmless and indemnify Indemnitee of and from all claims and all threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative, involving Indemnitee by reason of the fact that he is or was a director or officer, or both, of Indemnitor (or by reason of the fact that he is or was serving at the request of Indemnitor as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) including all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, to the broadest and maximum extent permitted by Delaware law.

     1.2. Without limiting the generality of Section 1.1 hereof, the indemnification provided for by Section 1.1 shall:

          1.2.1. extend to and fully cover any Loss (as hereinafter defined) arising from any Claim (as hereinafter defined), whether such Claim is made against Indemnitee, indivi-dually or jointly with others, by reason of any Wrongful Act (as hereinafter defined) made in Indemnitee's capacity as a director, officer, employee and/or agent;

          1.2.2. include all rights of indemnification provided to Indemnitee under the existing provisions of the certificate of incorporation or bylaws of Indemnitor; and

          1.2.3.    include all such additional rights of
indemnification that could possibly be provided to Indemnitee under the certificate of incorporation or bylaws of Indemnitor or under Delaware law.

     1.3. Nothing in this Section 1 shall be deemed to provide any indemnity by Indemnitor to Indemnitee on account of any matter:

          1.3.1. in respect to remuneration paid to Indemnitee but only to the extent that it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or

          1.3.2. for an accounting of profits made from the purchase or sale by Indemnitee of securities of either Indemnitor within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or

          1.3.3.    brought about or contributed to by the
dishonesty of Indemnitee but only to the extent that a final judgment or other final adjudication adverse to Indemnitee establishes that acts of active and deliberate dishonesty were committed or attempted by Indemnitee with actual dishonest purpose and intent and were material to the adjudication; or

          1.3.4. that is based on or attributable to Indemnitee having gained any personal profit or advantage to which Indemnitee was not entitled but only to the extent that a final judgment or other final adjudication adverse to Indemnitee establishes that Indemnitee in fact gained such personal profit or other advantage to which Indemnitee was not entitled; or

          1.3.5. in respect of which any final decision by a court having jurisdiction of the matter shall have determined that indemnification is not lawful.

     1.4. Indemnitor promptly shall pay the expenses (including attorneys' fees) incurred by Indemnitee in defending any civil or criminal action, suit or proceeding, as such expenses are incurred and prior to the final disposition of such action, suit or proceeding, provided that Indemnitor receives a written undertaking by or on behalf of Indemnitee to repay such amounts advanced if it is ultimately determined that he is not entitled to be indemnified by Indemnitor as authorized under this Agreement. Indemnitor shall perform its obligation under this Section 1.4 until such time as it may be determined that Indemnitee is not entitled to indem-nification by virtue of one or more of the exclusions set forth in
Section 1.3 hereof.


     1.5. The reference in Section 1.1 hereof to Delaware law is to Delaware law as the same exists from time to time, but, in the case of any amendment to or change in Delaware law, subject to Section 6, only to the extent that such amendment or change permits Indemnitor to provide broader or greater rights of indemnification than is permitted to Indemnitor prior to such amendment or change.

2.   Definitions

     2.1. The term "Loss" shall mean any amount Indemnitee is obligated or asserted to be obligated to pay in respect of Indemnitee's legal liability, whether actual or asserted, for a Wrongful Act, and shall include damages, judgments, settlements and costs, attorneys' fees, charges and expenses incurred in the defense of Claims.

     2.2. The term "Wrongful Act" shall mean any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by Indemnitee so alleged by any claimant or any other matter claimed against Indemnitee by reason of Indemnitee being a director, officer, employee or agent.

     2.3. The term "Subsidiary" shall mean any corporation of which at least 50% of the equity securities is owned by Indemnitor or by another Subsidiary.

     2.4. The term "Claim" shall mean any suit, action, proceeding, investigation or claim threatened, whether civil, criminal, administrative or investigative, made or instituted against or with respect to Indemnitee or the property of Indemnitee, or both, either by or in the right of Indemnitor or by or in the right of a party other than Indemnitor.

3.   Scope of Indemnification

This Agreement and the indemnification provided herein:

     3.1. Shall apply to Indemnitee in Indemnitee's capacity or capacities as a director, officer, employee or agent, or the like, of: (i) Indemnitor: (ii) any Subsidiary or former Subsidiary, or any Subsidiary that is hereafter acquired or created by Indemnitor; and (iii) corporations, partnerships, associations and entities other than Indemnitor and Indemnitor's Subsidiaries where Indemnitee is directed or requested to serve by Indemnitor;

     3.2. Shall be irrevocable and perpetual, and subject to
Section 1.3 hereof, shall apply to any Claim arising or Loss incurred after the date hereof, whether made or incurred prior to or after the termination of Indemnitee's services to Indemnitor as a director, officer, employee or agent; and

     3.3. Subject to Section 1.3 hereof, shall cover Losses arising from any Claims made against the estate, heirs, legal representatives or assigns of Indemnitee.

4.   Agreement to be Liberally Construed

The purpose of this Agreement is to induce Indemnitee either to serve Indemnitor in one or more of the capacities described in
Section 3.1 hereof, or to induce Indemnitee to continue to serve in one or more such capacities. Indemnitor acknowledges that, but for this Agreement and the expectation by Indemnitee that Indemnitor will perform each of its obligations hereunder, Indemnitee may not consent to serve or to continue to serve Indemnitor in such capacities. Therefore, it is the intention of Indemnitor and Indemnitee that this Agreement be liberally construed so as to achieve its purpose of, subject to Section 1 hereof, protecting Indemnitee from and against Losses arising from Wrongful Acts. Indemnitor will not do or fail to do any act that would or might prevent or hinder the performance by Indemnitor of its obligations under this Agreement.

5.   Agreement Not Exclusive

The rights and benefits of Indemnitee, and the obligations of Indemnitor, under this Agreement shall be in addition to, and shall not supersede or be in lieu of, the provisions (if any) in the certificate of incorporation or bylaws of Indemnitor relating to the indemnification of Indemnitee by Indemnitor; the provisions of policies of insurance of Indemnitor; the provisions of policies of insurance or indemnification arrangements provided by persons or entities other than Indemnitor; or applicable law. Notwithstanding anything to the contrary in this Agreement, Indemnitor shall defend, indemnify and hold harmless Indemnitee to the full extent permitted from time to time by applicable law. Indemnitor, however, shall not be liable to Indemnitee to make any payment with respect to any claim made against Indemnitee for which payment is actually made to Indemnitee under a valid and collectible insurance policy, except with respect to any excess beyond the amount of the payment under such policy.

6.   Severability

Nothing in this Agreement is intended to require or shall be construed as requiring Indemnitor to do or fail to do any act in violation of applicable law. If any provision of this Agreement is finally determined by a court of competent jurisdiction to require Indemnitor to do or fail to do such an act, such provision shall be limited or modified in its application to the extent necessary to avoid a violation of law, and as so limited or modified such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

7.   Choice of Law

This Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of Delaware without regard to provisions concerning conflict of laws.

8.   Choice of Forum

Any action instituted by or on behalf of Indemnitor under this Agreement or to enforce or interpret any provision of this Agreement shall be brought only in the state courts of the State of Delaware and in no other court. If any action is instituted in any court by Indemnitee under this Agreement or to enforce or interpret any of its terms, Indemnitor hereby consents, and will at such time consent, to the exclusive jurisdiction and exclusive venue of such court, and shall cooperate with any request by Indemnitee to transfer or remove such action to another court.

9.   Successors and Assigns

This Agreement shall be binding upon Indemnitor and its successors and assigns, and shall inure to the benefit of Indemnitee or Indemnitee's estate, heirs, legal representatives and assigns.

10.  Modification, Amendment or Waiver

No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both the parties hereto. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof, but only by a written instrument executed by such party. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall such waiver constitute a continuing waiver.

11.  Attorneys' Fees

If any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action the court determines that each of the material assertions made by Indemnitee as a part of such action were not made in good faith or were frivolous. If any action is instituted by or in the name of the Indemnitor under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross claims made in such action), unless as a part of such action the court determines that each of the Indemnitee's material defenses to such action were made in bad faith or were frivolous.

12.  Counterparts

This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures hereto were upon the same instrument.

13.  Contents of Agreement

This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties regarding such matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


HEALTH-CHEM CORPORATION



By:  ____________________________
Title:



_________________________________





               FORM OF INDEMNIFICATION AGREEMENT


     THIS INDEMNIFICATION AGREEMENT ("Agreement") is made this ____ day of March, 1999 between Health-Chem Corporation, a Delaware corporation having its principal office located in New York, New York ("Indemnitor"), and __________________________ ("Indemnitee").

                         RECITALS

Indemnitee is now serving, or is considering serving, Indemnitor as a director or officer, or both, and the parties hereto acknowledge that Indemnitee's service to Indemnitor may expose Indemnitee to claims, lawsuits and risk of liability.

The parties further recognize that the compensation or fees payable to Indemnitee for the performance of such services may not be commensurate with the potential risk involved and Indemnitor is now, or may in the future be, unable adequately to provide insurance at a reasonable cost to cover such risk.

Accordingly, as an inducement to Indemnitee to serve or to continue to serve Indemnitor, Indemnitor and Indemnitee desire to enter into this Agreement pursuant to which Indemnitor undertakes to indemnify Indemnitee against such risk to the fullest extent permitted to do so by Delaware law.

     NOW, THEREFORE, Indemnitor and Indemnitee hereby agree as follows:

1.   Indemnification

     1.1 Subject to Section 1.3 hereof, Indemnitor shall hold harmless and indemnify Indemnitee of and from all claims and all threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative, involving Indemnitee by reason of the fact that he is or was a director or officer, or both, of Indemnitor (or by reason of the fact that he is or was serving at the request of Indemnitor as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) including all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, to the broadest and maximum extent permitted by Delaware law.

     1.2. Without limiting the generality of Section 1.1 hereof, the indemnification provided for by Section 1.1 shall:

          1.2.1. extend to and fully cover any Loss (as hereinafter defined) arising from any Claim (as hereinafter defined), whether such Claim is made against Indemnitee, indivi-dually or jointly with others, by reason of any Wrongful Act (as hereinafter defined) made in Indemnitee's capacity as a director, officer, employee and/or agent;

          1.2.2. include all rights of indemnification provided to Indemnitee under the existing provisions of the certificate of incorporation or bylaws of Indemnitor; and

          1.2.3.    include all such additional rights of
indemnification that could possibly be provided to Indemnitee under the certificate of incorporation or bylaws of Indemnitor or under Delaware law.

     1.3. Nothing in this Section 1 shall be deemed to provide any indemnity by Indemnitor to Indemnitee on account of any matter:

          1.3.1. in respect to remuneration paid to Indemnitee but only to the extent that it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or

          1.3.2. for an accounting of profits made from the purchase or sale by Indemnitee of securities of either Indemnitor within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or

          1.3.3.    brought about or contributed to by the
dishonesty of Indemnitee but only to the extent that a final judgment or other final adjudication adverse to Indemnitee establishes that acts of active and deliberate dishonesty were committed or attempted by Indemnitee with actual dishonest purpose and intent and were material to the adjudication; or

          1.3.4. that is based on or attributable to Indemnitee having gained any personal profit or advantage to which Indemnitee was not entitled but only to the extent that a final judgment or other final adjudication adverse to Indemnitee establishes that Indemnitee in fact gained such personal profit or other advantage to which Indemnitee was not entitled; or

          1.3.5. in respect of which any final decision by a court having jurisdiction of the matter shall have determined that indemnification is not lawful.

     1.4. Indemnitor promptly shall pay the expenses (including attorneys' fees) incurred by Indemnitee in defending any civil or criminal action, suit or proceeding, as such expenses are incurred and prior to the final disposition of such action, suit or proceeding, provided that Indemnitor receives a written undertaking by or on behalf of Indemnitee to repay such amounts advanced if it is ultimately determined that he is not entitled to be indemnified by Indemnitor as authorized under this Agreement. Indemnitor shall perform its obligation under this Section 1.4 until such time as it may be determined that Indemnitee is not entitled to indem-nification by virtue of one or more of the exclusions set forth in
Section 1.3 hereof.


     1.5. The reference in Section 1.1 hereof to Delaware law is to Delaware law as the same exists from time to time, but, in the case of any amendment to or change in Delaware law, subject to Section 6, only to the extent that such amendment or change permits Indemnitor to provide broader or greater rights of indemnification than is permitted to Indemnitor prior to such amendment or change.

2.   Definitions

     2.1. The term "Loss" shall mean any amount Indemnitee is obligated or asserted to be obligated to pay in respect of Indemnitee's legal liability, whether actual or asserted, for a Wrongful Act, and shall include damages, judgments, settlements and costs, attorneys' fees, charges and expenses incurred in the defense of Claims.

     2.2. The term "Wrongful Act" shall mean any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by Indemnitee so alleged by any claimant or any other matter claimed against Indemnitee by reason of Indemnitee being a director, officer, employee or agent.

     2.3. The term "Subsidiary" shall mean any corporation of which at least 50% of the equity securities is owned by Indemnitor or by another Subsidiary.

     2.4. The term "Claim" shall mean any suit, action, proceeding, investigation or claim threatened, whether civil, criminal, administrative or investigative, made or instituted against or with respect to Indemnitee or the property of Indemnitee, or both, either by or in the right of Indemnitor or by or in the right of a party other than Indemnitor.

3.   Scope of Indemnification

This Agreement and the indemnification provided herein:

     3.1. Shall apply to Indemnitee in Indemnitee's capacity or capacities as a director, officer, employee or agent, or the like, of: (i) Indemnitor: (ii) any Subsidiary or former Subsidiary, or any Subsidiary that is hereafter acquired or created by Indemnitor; and (iii) corporations, partnerships, associations and entities other than Indemnitor and Indemnitor's Subsidiaries where Indemnitee is directed or requested to serve by Indemnitor;

     3.2. Shall be irrevocable and perpetual, and subject to
Section 1.3 hereof, shall apply to any Claim arising or Loss incurred after the date hereof, whether made or incurred prior to or after the termination of Indemnitee's services to Indemnitor as a director, officer, employee or agent; and

     3.3. Subject to Section 1.3 hereof, shall cover Losses arising from any Claims made against the estate, heirs, legal representatives or assigns of Indemnitee.

4.   Agreement to be Liberally Construed

The purpose of this Agreement is to induce Indemnitee either to serve Indemnitor in one or more of the capacities described in
Section 3.1 hereof, or to induce Indemnitee to continue to serve in one or more such capacities. Indemnitor acknowledges that, but for this Agreement and the expectation by Indemnitee that Indemnitor will perform each of its obligations hereunder, Indemnitee may not consent to serve or to continue to serve Indemnitor in such capacities. Therefore, it is the intention of Indemnitor and Indemnitee that this Agreement be liberally construed so as to achieve its purpose of, subject to Section 1 hereof, protecting Indemnitee from and against Losses arising from Wrongful Acts. Indemnitor will not do or fail to do any act that would or might prevent or hinder the performance by Indemnitor of its obligations under this Agreement.

5.   Agreement Not Exclusive

The rights and benefits of Indemnitee, and the obligations of Indemnitor, under this Agreement shall be in addition to, and shall not supersede or be in lieu of, the provisions (if any) in the certificate of incorporation or bylaws of Indemnitor relating to the indemnification of Indemnitee by Indemnitor; the provisions of policies of insurance of Indemnitor; the provisions of policies of insurance or indemnification arrangements provided by persons or entities other than Indemnitor; or applicable law. Notwithstanding anything to the contrary in this Agreement, Indemnitor shall defend, indemnify and hold harmless Indemnitee to the full extent permitted from time to time by applicable law. Indemnitor, however, shall not be liable to Indemnitee to make any payment with respect to any claim made against Indemnitee for which payment is actually made to Indemnitee under a valid and collectible insurance policy, except with respect to any excess beyond the amount of the payment under such policy.

6.   Severability

Nothing in this Agreement is intended to require or shall be construed as requiring Indemnitor to do or fail to do any act in violation of applicable law. If any provision of this Agreement is finally determined by a court of competent jurisdiction to require Indemnitor to do or fail to do such an act, such provision shall be limited or modified in its application to the extent necessary to avoid a violation of law, and as so limited or modified such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

7.   Choice of Law

This Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of Delaware without regard to provisions concerning conflict of laws.

8.   Choice of Forum

Any action instituted by or on behalf of Indemnitor under this Agreement or to enforce or interpret any provision of this Agreement shall be brought only in the state courts of the State of Delaware and in no other court. If any action is instituted in any court by Indemnitee under this Agreement or to enforce or interpret any of its terms, Indemnitor hereby consents, and will at such time consent, to the exclusive jurisdiction and exclusive venue of such court, and shall cooperate with any request by Indemnitee to transfer or remove such action to another court.

9.   Successors and Assigns

This Agreement shall be binding upon Indemnitor and its successors and assigns, and shall inure to the benefit of Indemnitee or Indemnitee's estate, heirs, legal representatives and assigns.

10.  Modification, Amendment or Waiver

No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both the parties hereto. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof, but only by a written instrument executed by such party. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall such waiver constitute a continuing waiver.

11.  Attorneys' Fees

If any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action the court determines that each of the material assertions made by Indemnitee as a part of such action were not made in good faith or were frivolous. If any action is instituted by or in the name of the Indemnitor under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross claims made in such action), unless as a part of such action the court determines that each of the Indemnitee's material defenses to such action were made in bad faith or were frivolous.

12.  Counterparts

This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures hereto were upon the same instrument.

13.  Contents of Agreement

This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties regarding such matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


HEALTH-CHEM CORPORATION



By:  ____________________________
Title:



_________________________________



1023XBIT.ASC